Summary of Significant Accounting Policies	12 Months Ended
Dec. 31, 2017
Summary of Significant Accounting Policies
Summary of Significant Accounting Policies

3. Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Trusts:

Physical bullion

Investments in physical bullion are measured at fair value determined by reference to published price quotations, with unrealized and realized gains and losses recorded in income based on the International Accounting Standards 40 Investment Property fair value model as IAS 40 is the most relevant standard to apply. Investment transactions in physical bullion are accounted for on the business day following the date the order to buy or sell is executed. Realized and unrealized gains and losses of holdings are calculated on an average cost basis.

Other assets and liabilities

Other assets and liabilities are recognized at fair value upon initial recognition.  Other assets such as due from broker and other receivables are classified as loans and receivables and measured at amortized cost.  Other financial liabilities are measured at amortized cost.

Income taxes

In each taxation year, the Trusts will be subject to income tax on taxable income earned during the year, including net realized taxable capital gains. However, the Trusts intend to distribute their taxable income to unitholders at the end of every fiscal year and therefore the Trusts themselves would not have any income tax liability.

Functional and presentation currency

Each Trust’s functional and presentation currency is the U.S. Dollar. Each Trusts’ performance is evaluated and its liquidity is managed in U.S. Dollars. Therefore, the U.S. Dollar is considered as the currency that most faithfully represents the economic effects of the underlying transactions, events and conditions.

Standards issued but not yet effective

Standards issued but not yet effective up to the date of issuance of the Trusts’ financial statements are listed below.  The Trusts intend to adopt applicable standards when they become effective.

IFRS 9, Financial Instruments - Classification and Measurement (“IFRS 9”): IFRS 9 was issued by the IASB on July 24, 2014 and will replace IAS 39 Financial instruments: Recognition and Measurement. IFRS 9 requires financial instrument classification and related measurement practices to be based primarily on an entity’s "business model objectives" when managing those financial assets and on the characteristics of their contractual cash flows. IFRS 9 is effective for annual periods beginning on or after January 1, 2018. The transition to IFRS 9 is not expected to result in any material changes to the Trust’s financial statements.

IFRS 15, Revenue from Contracts with Customers (“IFRS 15”): IFRS 15 establishes a five-step model that will apply to revenue earned from a contract with a customer, regardless of the type of revenue transaction or the industry. IFRS 15 will also apply to the recognition and measurement of gains and losses on the sale of certain non-financial assets that are not an output of the fund’s ordinary activities. IFRS 15 is effective for annual periods beginning on or after January 1, 2018. The transition to IFRS 15 is not expected to result in any material changes to the Trust’s financial statements.